EAGLE BULK

Second Quarter 2016 Earnings Presentation

9 August 2016



Disclaimer

This presentation contains certain statements that may be deemed to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and are intended to be covered by the safe harbor provided for under these sections. These statements may include words such as "believe," "estimate," "project," "intend," "expect," "plan," "anticipate," and similar expressions in connection with any discussion of the timing or nature of future operating or financial performance or other events. Forward-looking statements reflect management's current expectations and observations with respect to future events and financial performance. Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, our forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from future results expressed, projected, or implied by those forward-looking statements.

The forward-looking statements in this presentation are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, examination of historical operating trends, data contained in our records and other data available from third parties. Although Eagle Bulk Shipping Inc. believes that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond our control, Eagle Bulk Shipping Inc. cannot assure you that it will achieve or accomplish these expectations, beliefs or projections.

The principal factors that affect our financial position, results of operations and cash flows include, charter market rates, which have declined significantly from historic highs, periods of charter hire, vessel operating expenses and voyage costs, which are incurred primarily in U.S. dollars, depreciation expenses, which are a function of the cost of our vessels, significant vessel improvement costs and our vessels' estimated useful lives, and financing costs related to our indebtedness. Our actual results may differ materially from those anticipated in these forward- looking statements as a result of certain factors which could include the following: (i) changes in demand in the dry bulk market, including, without limitation, changes in production of, or demand for, commodities and bulk cargoes, generally or in particular regions; (ii) greater than anticipated levels of dry bulk vessel new building orders or lower than anticipated rates of dry bulk vessel scrapping; (iii) changes in rules and regulations applicable to the dry bulk industry, including, without limitation, legislation adopted by international bodies or organizations such as the International Maritime Organization and the European Union or by individual countries; (iv) actions taken by regulatory authorities; (v) changes in trading patterns significantly impacting overall dry bulk tonnage requirements; (vi) changes in the typical seasonal variations in dry bulk charter rates; (vii) changes in the cost of other modes of bulk commodity transportation; (viii) changes in general domestic and international political conditions; (ix) changes in the condition of the Company's vessels or applicable maintenance or regulatory standards (which may affect, among other things, our anticipated drydocking costs); (x) the outcome of legal proceedings in which we are involved; and (xii) and other factors listed from time to time in our filings with the SEC.

We disclaim any intent or obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under

Eagle Bulk Today

Key Company Stats

Ticker	EGLE
Business Model	Shipowner-operator
Sector	Drybulk
Segment	Supramax
Vessels	41
DWT	2.3 million
Headquarters	Stamford
Commercial Management	In-house
Technical Management	In-house



Hamburg
Stamford
Singapore
Global Market Coverage

A leading Supramax owner-operator

EAGLE BULK

Owned Fleet

VESSEL COUNT	41	DEADWEIGHT TONS	2,252,559

Vessel	DWT	Year Built
Sandpiper Bulker	57,809	2011
Roadrunner Bulker	57,809	2011
Puffin Bulker	57,809	2011
Petrel Bulker	57,809	2011
Owl	57,809	2011
Oriole	57,809	2011
Nighthawk	57,809	2011
Thrush	53,297	2011
Martin	57,809	2010
Kingfisher	57,776	2010
Jay	57,802	2010
Ibis Bulker	57,775	2010
Grebe Bulker	57,809	2010
Gannet Bulker	57,809	2010

Vessel	DWT	Year Built
Imperial Eagle	55,989	2010
Avocet	53,462	2010
Thrasher	53,360	2010
Golden Eagle	55,989	2010
Egret Bulker	57,809	2010
Crane	57,809	2009
Canary	57,809	2009
Bittern	57,809	2009
Stellar Eagle	55,989	2009
Crested Eagle	55,989	2008
Crowned Eagle	55,940	2008
Woodstar	53,390	2008
Wren	53,349	2007
Redwing	53,411	2004

Vessel	DWT	Year Built
Cardinal	55,362	2004
Jaeger	52,248	2004
Kestrel I	50,326	2004
Skua	53,350	2003
Shrike	53,343	2003
Tern	50,200	2003
Kittiwake*	53,146	2002
Goldeneye	52,421	2002
Osprey I	50,206	2002
Condor	50,296	2001
Hawk I	50,296	2001
Merlin	50,296	2001
Sparrow	48,225	2000

One of the largest owners of Supramaxes globally

- Executed an MOA for the sale of the Kittiwake

Agenda

- Highlights
- Financial
- Industry

Highlights

Drybulk Rates Recover from All-time Lows

Baltic Supramax Indices vs. BDI


2q16
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
2,400
2,000
1,600
1,200
800
400
0
Aug-11
Feb-12
Aug-12
Feb-13
Aug-13
Feb-14
Aug-14
Feb-15
Aug-15
Feb-16
Aug-16
BSI
BDI (RHS)

....but rates remain at historically depressed levels

- Source(s): Clarksons

Earnings Reflective of the Challenging Market

Second Quarter Highlights and Subsequent Events

- Net revenues of $25.6 million
- Net loss of $22.5 million, or $9.98 per share*
- Raised $88 million of growth capital via a Private Placement common stock offering; scheduled to close on August 10.
- Effected a reverse stock split of 1-for-20
- Sold the Harrier and entered into an MOA for the sale of the Kittiwake.
- Sale of these vessels, plus two others earlier this year, expected to generate more than $8 million in incremental liquidity, plus approximately $2.6 million in scheduled drydock capex savings.

- EPS reported on a post reverse stock split basis

Transforming the Business Model

Owner-Operator Spectrum vs. Premium Spread Potential



-----spread potential--->>>
Hedging
(FFAs)
Asymmetric
Optionality
Vessel + Cargo
Arbitrage
Timecharter-in
Voyage Chartering
Timecharter-out
<<<---Active Risk Management (ARM)-->>>
------Owner-Operator Spectrum--->>>

Optimization of revenue and creating value

EAGLE BULK

Material New Equity Raise Announced for Growth

$88 million raised via equity private placement

Summary of transaction main terms:

- Raised $88 million in new (growth) equity
- Proceeds to be used for the acquisition of drybulk assets and general corporate purposes
- New shareholders contributed over 40% of proceeds
- Funds are in escrow- closing is scheduled for August 10

Uniquely positioned to capitalize on market opportunities

Financial

Income Statement

	Three months Ended	
	June 30, 2016	June 30, 2015
REVENUES, net of commissions	$ 25,590.4	$ 22,657.4
EXPENSES		
Voyage expenses	7,450.2	3,156.4
Vessel expenses	18,594.6	20,182.7
Charter hire expenses	1,668.2	1,233.1
Depreciation and amortization	9,654.1	10,898.0
General and administrative expenses	4,874.8	5,844.2
Debt restructuring charges	239.4	-
Loss on vessel held for sale	115.0	-
Loss on sale of vessels	286.2	5,696.7
Total operating expenses	42,882.5	47,011.1
OPERATING LOSS	**(17,292.1)**	**(24,353.7)**
OTHER EXPENSES		
Interest expense (cash)	2,288.3	2,454.9
PIK Interest	2,123.3	
Deferred financing cost/debt Discount	491.1	531.9
Other expense	300.8	167.8
Total other expense, net	5,203.5	3,154.6
NET LOSS	**$ (22,495.6)**	**$ (27,508.3)**
EPS (Basic and Diluted)	**$ (9.98)**	**$ (14.62)**
Basic and diluted shares outstanding	2,254,665	1,881,968



2Q 15
2Q 16
30
20
10
0
-10
-20
-30
-40
-50
-60
REVENUES
OPERATING EXPENSES
OPERATING LOSS
NET LOSS

Balance Sheet

June 30, 2016	
Cash	$ 11,874.0
Other Current Assets	19,121.9
Vessels, net	701,052.5
Other Assets	13,216.5
Total Assets	**$ 745,264.9**
Current Liabilities	23,396.7
Debt	258,530.4
Other Noncurrent Liabilities	5,102.0
Total Liabilities	287,029.1
Stockholder's Equity	458,235.8
Total Liabilities and Stockholder's Equity	**$ 745,264.9**

	June 30, 2016
Cash	$ 11,874.0
Undrawn credit facility	35,000.0
Total Liquidity	**$ 46,874.0**

Additional $88M liquidity thru common stock private placement in third quarter of 2016

Debt Restructuring- Highlights

First-Lien Facility	
Borrower	Newly-formed ring-fenced SPV ("Eagle Shipping LLC"), a wholly-owned subsidiary
Amount	$189.75 million (After principal payment of $11.72 million)
RCF	$50 million revolver ($9.8 million was drawn on closing)
Amortization	No principal payment until 2019 2017 and 2018, cash sweep based on 75% excess cash flow
Minimum Liquidity	Minimum Liquidity reduced to USD 8.14 million
Vessel sales	50% of the first $60m of vessel sale proceeds shall be retained by the Borrower

Second-Lien Facility	
Lenders	Certain existing equity shareholders and third-party capital providers
Amount	$60.0 million
Maturity	January 14, 2020
Amortization	None
Interest Rate	LIBOR plus 14.00% non cash PIK

Cash Breakeven per Vessel per Day

Six Month 2016 Actual	
OPERATING	
Vessel Expenses	$ 4,929
G&A	1,077
Drydocking	257
Total Operating	**6,263**
DEBT SERVICE	
Interest expense	**605**
TOTAL CASH BREAKEVEN	**$ 6,868**



Vessel Expenses 72%
Drydocking 4%
G&A 15%
Interest expense 9%

EAGLE BULK

Drydock Capital Expenditures

Six Month 2016 Actual and Projected Drydock Costs



Actuals
Projected
7
6
5
4
3
2
1
0
$5,000
$4,000
$3,000
$2,000
$1,000
$0
6
3
1
0
0
1H16*
3Q16
4Q16
1Q17
2Q17
Total Cost (RHS)
# of Vessels (LHS)

*Actual cost of Vessel departing Drydock within 1H16

Approximately 10% to be drydocked during 2h16

EAGLE BULK

Industry

Scrapping of Older Vessels at Record Levels

Historical Scrapping (DWT)



45
40
35
30
25
20
15
10
5
0
7%
6%
5%
4%
3%
2%
1%
0%
1976
1981
1986
1991
1996
2001
2006
2011
2016e
Scrapping as a % of Fleet (RHS)
Scrapping (LHS)

For FY 2016, demolition is estimated at 5.1% of the fleet

EAGLE BULK

- Source(s): Clarksons

Projected New Supply Growth Continues to Shrink

New Orders vs. BDI


8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
180
160
140
120
100
80
60
40
20
0
Almost 100% of new orders placed during 1h16 have been in the Capesize/VLOC segment
2002
2004
2006
2008
2010
2012
2014
2016e
New Orders (DWT) (RHS)
BDI (LHS)

Orderbook


350
300
250
200
150
100
50
0
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2002
2004
2006
2008
2010
2012
2014
2016
Orderbook (LHS)
Orderbook as a % of the Fleet (RHS)

Current orderbook stands at 15% of the OTW Fleet

EAGLE BULK

- Source(s): Clarksons

Trade Snapshot

Chinese Iron Ore Imports



100
90
80
70
60
50
40
30
20%
15%
10%
5%
0%
-5%
May-11
May-12
May-13
May-14
May-15
May-16
Imports (LHS)
12m Y/Y Growth (RHS)

Chinese Coal Imports



20
18
16
14
12
10
8
6
4
2
0
May-11
May-12
May-13
May-14
May-15
May-16
Chinese Imports

Chinese Steel Production and Exports



60%
50%
40%
30%
20%
10%
0%
-10%
May-11
May-12
May-13
May-14
May-15
May-16
Production 12m Y/Y Growth
Exports 12m Y/Y Growth

Minor Bulk and Grain Trades



1900
1850
1800
1750
1700
1650
1600
500
480
460
440
420
400
380
360
340
320
300
2011
2012
2013
2014
2015
Minor Bulk (LHS)
Grain (RHS)

- Trade figures in million MTs
- Source(s): Clarksons

Demand Growth Remains Muted in 2016

Annualized Growth Rates		
	2013-2015	2016e
Global GDP	3.3%	3.1%
China	7.3%	6.6%
India	7.2%	7.4%
Drybulk Trade	3.5%	1.1%
Coal	0.5%	-2.2%
Iron Ore	7.2%	2.8%
Minor Bulks	2.4%	0.9%

Drybulk Trade vs. Global GDP



14%
12%
10%
8%
6%
4%
2%
0%
-2%
-4%
2.50
2.25
2.00
1.75
1.50
1.25
1.00
0.75
0.50
0.25
-
(0.25)
2002
2004
2006
2008
2010
2012
2014
2016e
2018f
Implied projected Drybulk Trade demand basis historical ratio (to GDP) average
Drubulk Trade / Global GDP Ratio (RHS)
Global GDP Y/Y % (LHS)
Drybulk Trade Y/Y % (LHS)
DT/GDP Ratio Historical Average (RHS)

Long-term, demand growth should normalize

- Drybulk Trade / Global GDP Ratio for 2009 extracted from Historical Average calculation
- Source(s): Clarksons

EAGLE BULK

www.eagleships.com